UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21247
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                    Defenders Multi-Strategy Hedge Fund, LLC
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               (Exact name of registrant as specified in charter)

                                 200 Park Avenue
                               New York, NY 10166
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               (Address of principal executive offices) (Zip code)

                                David K. Mossman
                          BNY Mellon Wealth Management
                                One Mellon Center
                              Pittsburgh, PA 15258
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-212-815-4228
           -----------------------------------------------------------

                     Date of fiscal year end: March 31, 2010
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                  Date of reporting period: September 30, 2009
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ITEM 1. REPORTS TO STOCKHOLDERS.

        The Semi-annual Report to Investors is attached herewith.

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               DEFENDERS MULTI-STRATEGY  |    Semi-Annual Report
               HEDGE FUND, LLC           |    September 30, 2009
                                         |    (unaudited)
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                           [ASSET MANAGEMENT LLC LOGO]

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                     NOTICE OF PRIVACY POLICY AND PRACTICES

Defenders Multi-Strategy Hedge Fund, LLC recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with Defenders Multi-Strategy Hedge Fund, LLC.

COLLECTION OF MEMBER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

      o ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a member's name, address, Social Security number and information about a member's investment goals and risk tolerance;

      o ACCOUNT HISTORY, including information about the transactions and balances in a member's accounts; and

      o CORRESPONDENCE (written, telephonic or electronic) between a member or a member's representative and Defenders Multi-Strategy Hedge Fund, LLC or service providers to Defenders Multi-Strategy Hedge Fund, LLC.

DISCLOSURE OF MEMBER INFORMATION

We may disclose any of the member information we collect to third parties who are not affiliated with Defenders Multi-Strategy Hedge Fund, LLC:

      o as permitted by law - for example, with service providers who maintain or service member accounts for the Defenders Multi-Strategy Hedge Fund, LLC or to a member's broker or agent, to resolve or to protect against member fraud; and

      o to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF MEMBER INFORMATION

We protect member information by requiring service providers to the Defenders Multi-Strategy Hedge Fund, LLC:

      o to maintain policies and procedures designed to limit access to and use of information about members of the Defenders Multi-Strategy Hedge Fund, LLC to those persons who need to know such information to provide services to us; and

      o to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of members of the Defenders Multi-Strategy Hedge Fund, LLC.

THE POLICIES AND PRACTICES DESCRIBED IN THIS NOTICE APPLY TO BOTH CURRENT AND FORMER MEMBERS OF DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC. IF WE CHANGE THESE POLICIES AND PRACTICES IN A MANNER THAT AFFECTS THE ACCURACY OF THIS NOTICE, WE WILL NOTIFY OUR MEMBERS.

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Dear Member,

We are pleased to send you the semi-annual report for Defenders Multi-Strategy Hedge Fund, LLC (the "Fund") (formerly BNY/Ivy Multi-Strategy Hedge Fund LLC) for the six months ended September 30, 2009. Below is a summary of the market developments and strategy performance during the six-month period.

2ND QUARTER 2009

Hedge funds posted broadly positive returns during the second quarter of 2009, marking six straight months of generally improved performance following the market meltdown of the fourth quarter 2008. The main drivers of performance during the second quarter included a moderation of market volatility, improved liquidity in the credit and equity markets, and higher prices for previously oversold assets, such as leveraged loans and convertible bonds.

We are pleased to report that the Fund's aggregate long/short equity line-up posted positive performance over the second quarter. Despite a sharp rebound in the global equity markets, this performance stemmed not from net long or beta-driven exposure, but rather from strong stock selection and trading on the long side, and moderate alpha on the short side. This has been possible due to improved market conditions, where decreased market volatility combined with increased return dispersion of individual stocks and industry sectors has provided a rich environment for long and short opportunities. With respect to long positions, a bias towards technology and healthcare sectors proved additive as these areas outperformed. During the quarter, net market exposures rose slightly but not as dramatically as one might expect, as the majority of our equity managers did not buy the rally's sustainability and remained cautiously positioned. More importantly, however, portfolio gross exposures have meaningfully increased, implying that managers are finding profitable trades on both the long and short sides.

Relative value strategies also posted strong positive performance during the second quarter, as markets settled, risk-taking returned, and pricing relationships between securities continued to normalize. Convertible arbitrage continued to lead relative value sub-strategies, as debt outperformed equities and liquidity improved supported by the entrance of many long-only "crossover" buyers, in search of attractive yields. The Fund's convertible allocations posted strong gains during the quarter, but given the narrowness of the strategy, its recent strong outperformance, and moderating volatility, we have been reluctant to over-allocate to this segment of the market. Statistical arbitrage and fixed income-oriented managers generally returned positive results, albeit on a lesser scale than convertibles. The increased equity dispersion noted earlier was also beneficial for statistical arbitrage, with both technical and fundamental market signals contributing at various points to the overall return. In the fixed income area, steepening yield curves and the mean reversion of historically correlated basis relationships, such as cash-future positions and interest rate spreads, drove performance.

The recovery of asset prices in both credit and equity markets provided tailwinds for event-driven strategies, especially distressed investing strategies. Notably, lower rated and more speculative credit outperformed investment grade credits. High yield bond spreads continued to contract over the second quarter, as investor risk-taking returned, while the financial system continued to exhibit signs of stability. These developments can also be seen in the price of leveraged loans, which have rebounded sharply since the beginning of the year. This is in part due to a correction from oversold

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conditions in the fourth quarter of 2008, as financial industry deleveraging and other market technicals forced prices deeply lower, and in part due to investor preference for owning debt, and being more senior in a company's capital structure (thus having some claim on assets in a bankruptcy), relative to owning common equity, which may be wiped out in a bankruptcy situation. Overall, the Fund's managers in event driven, distressed and credit strategies did participate in the credit recovery, primarily in more secure first lien bank debt, as the value dislocation in this segment of the capital structure was recognized by many.

With regard to equity event driven strategies, the quarter was relatively quiet, as corporate merger and acquisitions activity remained depressed. However, some managers benefited from transactions including the Data Domain takeover battle (seemingly won by EMC Corp.) and the Schering Plough/Wyeth transaction. Overall, we expect equity event driven strategies to remain muted, with most special situations activity centered around corporate bankruptcies, recapitalizations and restructurings, particularly in the financial and auto sectors.

Given the continuing rise in high yield default rates, we are cautious about strategically expanding our long credit market exposure. The economy is soft, capital structures are under pressure, and corporate bankruptcies are continuing to rise. According to JP Morgan research, the trailing 12-month dollar weighted high yield bond default rate increased to 8.63% in June, up from 0.37% at the beginning of 2008. We are currently focused on the coming distressed debt cycle, and positioning portfolios to benefit from this anticipated rise in supply of distressed securities in the quarters and years to come.

The Fund's allocations to tactical trading managers generated mixed results. Currency, interest rate and commodity related positions were generally positive earlier in the quarter, but trend reversals, a continued collapse in volatility levels and market choppiness hampered returns toward the quarter's end. Overall, managers with a discretionary element to their approach generally outperformed their purely systematic counterparts and, among systematic managers, those with shorter term horizons outperformed those that seek to profit from longer term trends. Going forward, we plan to continue to allocate to tactical traders, and in this diverse sector our research pipeline has focused on discretionary macro managers, short-term trend followers and multi-factor models, while long-term trend following has been de-emphasized for the time being. As governments around the globe issue massive amounts of debt, asynchronous economic recoveries should continue to yield trading opportunities in fixed income, currencies and commodities. In addition, these allocations should continue to provide balance to traditional equity and credit exposure in our portfolios.

3RD QUARTER 2009

Hedge funds posted consistently positive returns over the third quarter, as most strategies were able to benefit from the continued stabilization in financial markets and a sustained rally in risk assets. It should be noted, additionally, that the quality of returns--that is, the risk adjusted return on capital--continued to be high during the quarter, as hedge funds earned strong unlevered profits without having to dramatically increase market exposure. We believe that achieving returns with a lower market exposure level is an important indicator of the potential stability of returns going forward, because if markets pull back, the majority of hedge funds in which we invest are better positioned to weather the downturn than in previous periods.

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Long/short equity managers in the Fund's line up posted compelling risk-adjusted returns, realizing significant profits when viewed in light of invested capital, against the backdrop of strong equity market rallies around the globe and contracting volatility. The third quarter, however, was not without its challenges, as every sector in the S&P 500(R) Index was positive, and thus challenged the short books of some of the more fundamentally-oriented managers and managers with net short exposure. When looking at manager positioning, the Fund's equity managers have increased gross and net exposures, which today are materially higher than in the first quarter, when market exposures were at historical lows. However, market exposure has not returned to peak 2007 exposure levels, as managers are able to realize more stable returns with much less risk. This has given rise in 2009 to high levels of "alpha," as managers have realized profits from both astute stock-picking (long and short) and sector rotation as opposed to purely directional exposure. Given that we cannot be certain that the strength of economic recovery will match the velocity of the equity market recovery, we continue down the path of continued manager diversification instead of increased market risk. While we continue to believe that long/short equity will provide compelling risk-adjusted returns, those returns will be accomplished via a blend of manager style, sector and geographical focus instead of outright market bets.

The Fund's exposure to event driven strategies and long/short credit strategies generated positive results during the third quarter, against the backdrop of robust new issuance and rallied credit prices across the spectrum. The Merrill Lynch High Yield Master II Index(1) now stands at +48.53% for the first three quarters, and seems on track to record its best year ever (the previous high was 39.17% in 1991). Leveraged loans, a favored asset for many hedge fund managers, have also had a very strong year, with the S&P/LSTA Index(2) returning 46.1%. Despite the strong rallies in the credit markets, the returns were generated through credit selection and actively trading in and out of the positions with low portfolio exposure. Manager exposure to senior secured bank debt has been particularly beneficial, providing superior risk-adjusted return to the portfolio.

Relative value strategies also benefited from the stabilization of financial market conditions, as previously distorted pricing relationships moved towards normalization and managers were able to successfully trade around varying macroeconomic signals. Convertible arbitrage was again a leader among sub-strategies, as spread tightening, a light new issuance calendar and continued demand from long only mutual funds provided both fundamental and technical tailwinds for the strategy. Statistical arbitrage experienced an uneven quarter, as the "flight from quality" experienced in equity markets hurt fundamental and relative value signals. Fixed income arbitrage provided profits from yield curve and relative currency movements during the quarter. Multi-asset managers also posted strong results, but performance was often driven by their more directional equity and credit portfolios--and the momentum in those markets--versus traditional arbitrage strategies.

----------
(1) THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF ALL DOMESTIC AND YAN-KEE HIGH YIELD BONDS THAT HAVE MATURITIES OF ONE YEAR OR MORE AND HAVE A CREDIT RATING OF LOWER THAN BBB-/BAA3, BUT ARE NOT IN DEFAULT. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS NOT ACTIVELY MANAGED, AND ITS PERFORMANCE INFORMATION INCLUDES THE REINVESTMENT OF ALL INCOME AND DOES NOT REFLECT THE DEDUCTION OF ANY EXPENSES OR FEES. THE INDEX TRACKS THE PERFORMANCE OF HIGH YIELD SECURITIES TRADES IN THE U.S. BOND MARKET. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. PERFORMANCE OF THE FUND MAY NOT BE COMPARABLE TO THE PERFORMANCE OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX.

(2) THE S&P/LSTA (LOAN SYNDICATIONS AND TRADING ASSOCIATION) LEVERAGED LOAN INDEX (LLI) IS DESIGNED TO MIRROR THE MARKET-WEIGHTED PERFORMANCE OF THE INSTITUTIONAL LEVERAGED LOANS BASED UPON MARKET WEIGHTINGS, SPREADS, AND INTEREST PAYMENTS.

The Fund's aggregate tactical trading line-up posted flat results in the third quarter. The variability of the performance was primarily driven by choppiness in the currency, commodity and interest rate markets. Systematic managers have had a difficult time in such markets, and our decision to shift capital to more discretionary/global macro oriented traders has proven to be a good one. We are not disappointed with the overall results in these strategies, however, as our allocations are profitable for the year. We believe this is an acceptable price to pay for the liquidity and diversification benefits and potential return opportunities that exist within the tactical trading sector.

Thank you for your continued confidence in the Defenders Multi-Strategy Hedge Fund, LLC.

Sincerely,

/s/ David K. Mossman
David K. Mossman
President
Defenders Multi-Strategy Hedge Fund, LLC

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THE INFORMATION SET FORTH HEREIN HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE
RELIABLE, BUT NEITHER IVY ASSET MANAGEMENT LLC ("IVY") NOR ITS AFFILIATES ASSUMES ANY RESPONSIBILITY FOR, OR MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS
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WHETHER AS TO PAST OR FUTURE PERFORMANCE.

THIS REPORT CONTAINS STATEMENTS RELATING TO REGULATORY, ECONOMIC AND MARKET CONDITIONS GENERALLY. ALTHOUGH THESE STATEMENTS HAVE BEEN OBTAINED FROM AND ARE BASED ON SOURCES THAT IVY BELIEVES TO BE RELIABLE, IVY DOES NOT GUARANTEE THEIR
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OPINIONS, ESTIMATES AND PROJECTIONS IN THIS REPORT CONSTITUTE THE CURRENT
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DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

FINANCIAL STATEMENTS AND OTHER INFORMATION
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For the Six Months Ended September 30, 2009

CONTENTS

Management Discussion & Analysis .......................................       1
Portfolio Summary ......................................................       6
Financial Statements:
  Schedule of Investments ..............................................       7
  Statement of Assets, Liabilities and Members' Capital ................      11
  Statement of Operations ..............................................      12
  Statements of Changes in Members' Capital ............................      13
  Statement of Cash Flows ..............................................      14
  Notes to the Financial Statements ....................................      15

Managers and Officers ..................................................      26
Information about Advisory Agreements (unaudited) ......................      28

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DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

MANAGEMENT DISCUSSION & ANALYSIS
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WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR THE FUND DURING THE
PERIOD OF APRIL 1, 2009 THROUGH SEPTEMBER 30, 2009?

The six-month period ending September 30, 2009 was characterized by significantly improved financial conditions, price recoveries of risky assets from depressed levels, and normalization in pricing relationships among historically highly correlated financial instruments. Such developments created tailwinds for nearly all hedge fund strategies.

Governments upped the ante of their efforts to resuscitate the ailing global economy during the period. The U.S. Federal Reserve, for example, announced its intentions to purchase up to $300 billion in longer-term U.S. Treasury bonds and to increase the size of its purchase of agency mortgage-backed securities by $750 billion. Likewise, The Bank of England announced the purchase (pound)75 billion of U.K. ten-year Gilts over a three month period. Against this backdrop, risk appetite among investors began creeping higher, precipitating a strong rally in risky assets, such as equities, commodities and high yield corporate credits, which continued through September. The resurgence of risk appetite was also evident in the outperformance of emerging markets over developed markets, small capitalization stocks over large capitalization stocks, and lower grade credits over higher grade credits during the second quarter. Unsurprisingly, implied volatilities in equities, currencies and commodities generally contracted--another sign of improved risk appetite among investors. A resulting contraction in risk premia across financial markets has benefited a diverse array of hedge fund strategies, especially directional ones with higher residual beta components.

Meanwhile, the price of safe haven assets, such as government bonds and the U.S. dollar, generally struggled during the six-month period, with yield curves steepening amid concerns regarding the potential oversupply of the government bonds and the longer-term inflationary implications of aggressive fiscal stimulus combined with unconventional monetary policies. The U.S. dollar weakened over the period, particularly against commodity-linked currencies, amid increasing concerns regarding the long-term viability of the U.S. dollar as the world's dominant reserve currency. The U.S. dollar index, which is a benchmark index that measures the value of the U.S. dollar against six major currencies, fell 10.7% from April through September. Rising volatility in interest rates, changes in the shape of yield curves and uncertainties regarding the long-term stability the U.S. dollar created some opportunities for tactical traders and fixed income arbitrageurs.

GIVEN THIS CONTEXT, HOW DID THE FUND PERFORM OVER THE LAST 6 MONTHS?

The Fund posted a return of 7.1% (net of fees and expenses) over the last 6-month period ending September 30, 2009. The Hedge Fund Research, Inc. ("HFRI") Fund of Funds Composite Index posted -9.5% and the S&P 500(R) Index returned 34.0% over the same period.

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DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

MANAGEMENT DISCUSSION & ANALYSIS (CONTINUED)
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WHAT SPECIFIC FACTORS ACCOUNT FOR THE FUND'S PERFORMANCE FOR APRIL 1, 2009
THROUGH SEPTEMBER 30, 2009?

Over the six month period ending September 30, 2009, the top contributor to the Fund's performance was relative value strategies. A major driver of the strategies' performance was the stabilization that occurred across credit markets. Credit spreads tightened significantly over the period, as investors gained comfort in the action taken by central banks around the globe. Also helping to lift returns was a pause in the intense deleveraging that took place across asset classes in late 2008. This was particularly true in the convertible bond market, where prices rebounded significantly over the first nine months of 2009. Also lending support to the rally was an increase in convertible bond issuance, providing market players with additional opportunities in which to invest.

Another contributor to the Fund was event-driven strategies. Despite the depressed levels of corporate activities, the improved liquidity in the financial markets and a rally in risk assets created strong tailwinds for catalyst-driven investing. The dearth of deleveraging and market dislocations also benefited special situations managers. The resurgence of bond issuance was another positive, with some issuers using the proceeds to complete strategic acquisitions. Importantly, a continued recovery in the credit markets has positively impacted special situations strategies as an increasing number of managers have allocated a portion of capital to credit instruments.

Strength in the credit markets also positively impacted distressed securities investing. On the heels of the worst year on record in 2008 and subdued first quarter, the HFRI Distressed/Restructuring Index posted its best performance in May since January 1992. With sub-investment grade corporate credits extending a rally, the portion of the high yield bond markets that were trading at distressed levels declined significantly over the six month period, creating a tailwind for the strategies.

Exposure to long/short equity strategies was also additive to the Fund's performance, as managers were able to extract alpha through stock selection and active trading.

HOW DID THE FUND'S COMPOSITION CHANGE DURING THIS PERIOD?

During the six-month period, the Fund continued to increase its exposure to long/short equity managers that have the flexibility and experiences to explore the opportunities globally. We believe a trading-oriented, globally focused long/short equity line-up will enable the Fund to generate a better risk-adjusted performance.

Furthermore, the Fund also increased the allocations to tactical trading strategies. Despite the muted performance on a year-to-date basis, we believe the allocations to tactical trading strategies will be beneficial, as the strategies will provide favorable liquidity and flexibility to the portfolio.

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DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

MANAGEMENT DISCUSSION & ANALYSIS (CONTINUED)
--------------------------------------------------------------------------------

Exposure to special situation strategies has been reduced, as corporate transactions will likely remain depressed in the near term, and the opportunity set for the strategies will remain subdued.

WHAT IS THE STRATEGIC OUTLOOK FOR THE NEXT TWELVE MONTHS?

Equity Strategies:

As noted earlier, unlike in 2008, deleveraging was not a significant performance driver during the first half of 2009. This is partly because certain managers without sufficient trading skills, alpha generation capabilities and business stability had been driven out of business, and the resulting smaller number of managers served to abate competitive pressures among survivors for ideas, opportunities and capital. Such healthy industry dynamics should continue for the time being, creating a tailwind for equity strategies. Furthermore, we believe divergence between winners and losers within and across industries is likely to become more evident as we move through the business cycle. This should benefit managers with strong fundamental research and security selection skills. Likewise, we believe a further decline in correlation (or an increase in dispersion) among equities is expected to be additive to performance. Although these positives may be partially offset by negatives such as uncertain macro economic outlook, we believe that opportunity sets for long/short equity strategies will continue to improve for the rest of 2009.

Credit Strategies:

We believe liquidity in the credit markets is likely to remain ample, given significant government support and improved risk appetite among investors. Meanwhile, we believe the repeat of sell-offs in the credit markets in a magnitude of that which was observed during the second half of 2008 is less likely as long as the credit markets continue to function without significant dislocations. Assuming these conditions continue to hold true, we believe that skilled credit managers will be able to extract adequate levels of alpha from various credit strategies amid a continued recovery in the credit markets in the near-term. Over the medium term, short opportunities and capital structure trades may arise amidst the unsustainable rally in lower quality securities, and the likelihood of increased recapitalizations and debt restructurings. These positives, however, need to be balanced against downside risks, such as continued contraction in the global economy and a steady progress in the corporate default cycle.

Event-Driven Strategies:

Interest rates remained low, and the thawing primary debt markets further fortified healthy corporations' ample cash reserves. Despite a recent rally in global equities, equity valuations remain attractive, especially from the viewpoint of strategic acquirers. On the other hand, we believe a recovery in corporate activity is likely to be gradual and spreads on pending arbitrage transactions are expected to remain volatile. Furthermore, sizable downside risks remain in the credit markets.

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DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

MANAGEMENT DISCUSSION & ANALYSIS (CONTINUED)
--------------------------------------------------------------------------------

On balance, we believe that opportunity sets for special situations investing will remain relatively subdued in the near term.

Despite a recovery in the distressed strategies, considerable uncertainties remain as to its durability. The majority of outstanding high yield bonds and leveraged loans will come due between 2012 and 2014, according to JPMorgan research. This suggests that recent contraction in sub-investment corporate credit spreads was due more to a mean reversion from severely depressed levels, rather than fundamental improvement in their credit quality. Combined with significant headwinds that may resurface in the global economy, it is possible that their spreads will widen in the near-term, which will weigh on distressed securities investments. In the long-term, however, an increasing supply of distressed securities will expand opportunity sets for the strategies, enabling managers to generate potentially outsized returns over a market cycle.

Relative Value Strategies:

While the improvement experienced in the convertible bond sector has been dramatic over the past six months, there may be additional room for richening, as investors continue to look for cheap yield in the second half of the year. Additionally, with equity volatility falling significantly in recent months, some participants are anticipating an uptick in volatility over the remainder of the year, which could also be additive to convertibles. Offsetting these positive factors is the potential pullback that may occur following the strong rally in the credit market. As a result of these mixed environmental signals, we believe it is best to look past the "beta" component of the strategy and identify potential alpha generating opportunities.

The environment for managers employing fixed income strategies is somewhat uncertain as we enter what appears to be a transitional period with less certainty surrounding government policy and potential actions. With regard to equity market neutral managers, we continue to believe the reduction of competition in the strategy will benefit its remaining participants.

Tactical Trading Strategies:

While the strategies have struggled thus far in 2009, we have identified potential return drivers for the strategy going forward. We expect investor uncertainty regarding regulatory policy decisions will create opportunities for the discretionary/global macro subset of managers employing a tactical trading strategy, while an increase in volatility across fixed income markets is likely to provide tailwinds for systematic traders. The supply and demand imbalances within the spectrum of global commodities, which may be further fueled by trade balances amongst other forces, would likely be additive to both discretionary and systematic-based managers. In sum, while we anticipate a wealth of opportunities for the discretionary/global macro subset of tactical trading managers, we believe the scarcity of easily exploitable trends is likely to continue in the near-term, which may weigh on systematic managers, especially medium and long-term trend followers.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

--------------------------------------------------------------------------------

INDICES REFERENCED HEREIN ARE BROAD-BASED AND USED FOR ILLUSTRATIVE PURPOSES ONLY AND HAVE BEEN SELECTED AS THEY ARE WELL KNOWN AND ARE EASILY RECOGNIZABLE BY INVESTORS. HOWEVER, THE INVESTMENT ACTIVITIES AND PERFORMANCE OF THE FUND MAY BE CONSIDERABLY MORE VOLATILE THAN THE PERFORMANCE OF ANY OF THE REFERENCED INDICES. UNLIKE THESE INDICES, THE PORTFOLIO OF THE FUND IS ACTIVELY MANAGED. FURTHERMORE, THE FUND INVESTS IN SUBSTANTIALLY FEWER SECURITIES THAN THE NUMBER OF SECURITIES COMPRISING EACH OF THESE INDICES. THERE IS NO GUARANTEE THAT ANY OF THE SECURITIES DIRECTLY OR INDIRECTLY INVESTED IN BY AN IVY FUND COMPRISE THESE INDICES. ALSO, PERFORMANCE RESULTS FOR INDICES MAY NOT REFLECT PAYMENT OF INVESTMENT MANAGEMENT/INCENTIVE FEES AND OTHER FUND EXPENSES. BECAUSE OF THESE DIFFERENCES, INDICES SHOULD NOT BE RELIED UPON AS AN ACCURATE MEASURE OF COMPARISON.

THE INFORMATION REGARDING THE INDICES IS INCLUDED MERELY TO SHOW THE GENERAL TRENDS IN THE PERIODS INDICATED AND IS NOT INTENDED TO IMPLY THAT THE FUND WAS SIMILAR TO ANY OF THE INDICES IN COMPOSITION OR RISK. THE BENCHMARKS ARE USED FOR COMPARATIVE PURPOSES ONLY.

THE STANDARD & POOR'S 500(R) INDEX ("S&P") IS CONSIDERED TO BE GENERALLY REPRESENTATIVE OF THE U.S. LARGE CAPITALIZATION STOCK MARKET AS A WHOLE. IT IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 COMMONLY TRADED STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF THOSE STOCKS. THE S&P INCLUDES THE REINVESTMENT OF ALL INCOME AND DOES NOT REFLECT THE DEDUCTION OF ANY EXPENSES OR FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P. PERFORMANCE OF THE FUND MAY NOT BE COMPARABLE TO THE PERFORMANCE OF THE S&P. "STANDARD & POOR'S(R)", "S&P(R)" AND "STANDARD & POOR'S 500(R)" ARE TRADEMARKS OF MCGRAW-HILL, INC., AND HAVE BEEN LICENSED FOR USE BY BNY MELLON (TOGETHER WITH ITS AFFILIATES AND SUBSIDIARIES).

THE HEDGE FUND RESEARCH INC.'S FUND OF FUNDS COMPOSITE INDEX ("HFRI") IS AN EQUALLY-WEIGHTED PERFORMANCE INDEX OF AN UNDISCLOSED NUMBER OF FUNDS OF HEDGE FUNDS SELECTED BY HEDGE FUND RESEARCH INC. THE HFRI IS NOT ACTIVELY MANAGED, INCLUDES BOTH ONSHORE AND OFFSHORE FUND OF FUNDS (WHICH INVEST ACROSS THE SPECTRUM OF HEDGE FUND CATEGORIES) AND DOES NOT NECESSARILY REPRESENT THE PERFORMANCE THAT MAY BE ACHIEVED BY ANY PARTICULAR FUND OF HEDGE FUNDS. THE HFRI INCLUDES THE REINVESTMENT OF ALL INCOME AND IS NET OF ALL FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE HFRI. PERFORMANCE OF THE FUND MAY NOT BE COMPARABLE TO THE PERFORMANCE OF THE HFRI.

THE HFRI DISTRESSED/RESTRUCTURING INDEX IS AN INDEX OF MANAGERS WHICH EMPLOY AN INVESTMENT PROCESS FOCUSED ON CORPORATE FIXED INCOME INSTRUMENTS, PRIMARILY ON CORPORATE CREDIT INSTRUMENTS OF COMPANIES TRADING AT SIGNIFICANT DISCOUNTS TO THEIR VALUE AT ISSUANCE OR OBLIGED (PAR VALUE) AT MATURITY AS A RESULT OF EITHER FORMAL BANKRUPTCY PROCEEDING OR FINANCIAL MARKET PERCEPTION OF NEAR TERM PROCEEDINGS. MANAGERS ARE TYPICALLY ACTIVELY INVOLVED WITH THE MANAGEMENT OF THESE COMPANIES, FREQUENTLY INVOLVED ON CREDITORS' COMMITTEES IN NEGOTIATING THE EXCHANGE OF SECURITIES FOR ALTERNATIVE OBLIGATIONS, EITHER SWAPS OF DEBT, EQUITY OR HYBRID SECURITIES. MANAGERS EMPLOY FUNDAMENTAL CREDIT PROCESSES FOCUSED ON VALUATION AND ASSET COVERAGE OF SECURITIES OF DISTRESSED FIRMS; IN MOST CASES PORTFOLIO EXPOSURES ARE CONCENTRATED IN INSTRUMENTS WHICH ARE PUBLICLY TRADED, IN SOME CASES ACTIVELY AND IN OTHERS UNDER REDUCED LIQUIDITY BUT IN GENERAL FOR WHICH A REASONABLE PUBLIC MARKET EXISTS.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
September 30, 2009 (unaudited)

INCEPTION DATE                          PORTFOLIO STATISTICS

4/1/2003                                Members' Capital ($million): $114.8

SECTOR BREAKDOWN*

     30.3%   Relative Value
     28.3    Equity
     23.3    Event Driven
      7.3    Tactical Trading
      4.9    Credit
      1.1    Money Market Fund
    -----
     95.2    Total Investments
      4.8    Other Assets, Less Liabilities
    -----
    100.0%   Members' Capital
    =====

--------------------------------------------------------------------------------
*     As a percentage of members' capital.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2009 (unaudited)

                                                     Initial
                                                   Acquisition                      Fair
                                                       Date          Cost           Value      Liquidity (a)
                                                   -----------   ------------   ------------   -------------
PORTFOLIO FUNDS - 94.1%

RELATIVE VALUE - 30.3%

MULTI-STRATEGY - 22.9%

Aristeia Partners, LP                                02/01/08    $  3,235,483   $  3,737,137   Annually
Basso Multi-Strategy Fund, LP (b) (c)                12/01/07       1,626,910        843,269
Brevan Howard, LP, Series B                          04/01/08       4,681,763      5,640,282   Monthly
Elliot Associates, LP                                04/01/03       3,174,438      7,203,522   Semi-annually
HBK Fund, LP, Class C (b)                            04/01/07         605,877        498,953
Investcorp Interlachen Multi-Strategy
   Fund LLC (c)                                      02/01/08              --          7,096
Stark Investments, LP, Class C (b) (c)               04/01/03       3,840,346      4,513,200
SuttonBrook Capital Partners, LP                     01/01/07       3,753,393      3,805,608   Quarterly
                                                                 ------------   ------------
                                                                   20,918,210    26,249,067
                                                                 ------------   ------------
STATISTICAL ARBITRAGE - 7.4%

Highbridge Statistical Opportunities
   Fund, LP, Class A                                 02/01/09       2,500,000      2,718,914   Monthly
Two Sigma Eclipse US Fund, LP                        09/01/08       1,850,000      1,967,966   Quarterly
Two Sigma Spectrum US Fund, LP                       09/01/08       3,700,000      3,871,782   Quarterly
                                                                 ------------   ------------
                                                                    8,050,000      8,558,662
                                                                 ------------   ------------
TOTAL RELATIVE VALUE                                               28,968,210     34,807,729
                                                                 ------------   ------------
EQUITY - 28.3%

GLOBAL - 2.1%

Horseman Global Fund 2, LP                           02/01/09       3,000,000      2,355,190   Monthly
                                                                 ------------   ------------
UNITED STATES - 26.2%

Alydar QP Fund, LP                                   04/01/09       5,000,000      5,041,841   Quarterly
Cobalt Partners, LP                                  01/01/07       5,250,000      5,859,251   Semi-annually
Eminence Partners, LP                                01/01/07       4,374,331      4,268,146   Semi-annually
JANA Partners Qualified, LP,
   Class A (c)                                       10/01/06              --         10,190
PFM Diversified Fund, LP, Class A                    01/01/05       3,940,604      6,170,788   Quarterly
Scopus Partners, LP                                  07/01/09       4,000,000      4,553,153   Quarterly
Tiedemann/Falconer Partners, LP,
   Class A                                           11/01/08       4,352,000      4,209,409   Quarterly
                                                                 ------------   ------------
                                                                   26,916,935     30,112,778
                                                                 ------------   ------------
TOTAL EQUITY                                                       29,916,935     32,467,968
                                                                 ------------   ------------

--------------------------------------------------------------------------------
See notes to financial statements.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

--------------------------------------------------------------------------------
September 30, 2009 (unaudited)

                                                     Initial
                                                   Acquisition                      Fair
                                                       Date          Cost           Value      Liquidity (a)
                                                   -----------   ------------   ------------   -------------
PORTFOLIO FUNDS (CONTINUED)

EVENT DRIVEN - 23.3%

DISTRESSED - 10.1%

Cerberus Partners, LP (b)                            04/01/03    $  3,999,345   $  5,133,722
King Street Capital, LP (c)                          04/01/03       2,709,336      5,969,128   Quarterly
Longacre (QP) SPV IV, LLC (b)                        10/01/09         326,384        434,655
                                                                 ------------   ------------
                                                                    7,035,065     11,537,505
                                                                 ------------   ------------
MULTI-STRATEGY-SPECIAL SITUATIONS - 13.2%

Davidson Kempner Partners (c)                        04/01/03       3,708,417      5,889,986   Annually
Deephaven Event Fund LLC (b)                         11/01/05         665,159        269,253
Mason Capital, LP                                    01/01/08       4,500,000      4,516,663   Annually
Merced Partners Limited
   Partnership (c)                                   04/01/03         712,142        590,225
Perry Partners, LP                                   04/01/03         176,559        254,729   Annually
Scoggin Capital Management,
   LP II (c)                                         02/01/06       3,512,723      3,602,769   Annually
                                                                 ------------   ------------
                                                                   13,275,000     15,123,625
                                                                 ------------   ------------
TOTAL EVENT DRIVEN                                                 20,310,065     26,661,130
                                                                 ------------   ------------

TACTICAL TRADING - 7.3%

SYSTEMATIC - 5.1%

Boronia Diversified Fund (US), LP                    01/01/09       3,000,000      2,835,063   Monthly
Kaiser Trading Fund 2X SPC                           01/01/09       3,000,000      2,995,259   Monthly
                                                                 ------------   ------------
                                                                    6,000,000      5,830,322
                                                                 ------------   ------------
DISCRETIONARY TRADING - 2.2%

COMAC Global Macro Fund, LP                          07/01/09       2,500,000      2,583,950   Monthly
                                                                 ------------   ------------
TOTAL TACTICAL TRADING                                              8,500,000      8,414,272
                                                                 ------------   ------------

--------------------------------------------------------------------------------
See notes to financial statements.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

--------------------------------------------------------------------------------
September 30, 2009 (unaudited)

                                                     Initial
                                                   Acquisition                     Fair
                                                       Date          Cost          Value       Liquidity (a)
                                                   -----------   ------------   ------------   -------------
PORTFOLIO FUNDS (CONTINUED)

CREDIT - 4.9%

LONG / SHORT CREDIT - 4.9%

Brigade Leveraged Capital
   Structures Fund, LP                               04/01/08    $  5,000,000   $  5,600,248   Quarterly
                                                                 ------------   ------------

TOTAL INVESTMENTS IN PORTFOLIO FUNDS - 94.1%                       92,695,210    107,951,347
                                                                 ------------   ------------
MONEY MARKET FUND - 1.1%

Federated Prime Obligations Fund - 0.21% (d)                        1,310,319      1,310,319   Daily
                                                                 ------------   ------------

TOTAL INVESTMENTS - 95.2%                                        $ 94,005,529   $109,261,666
Other Assets, Less Liabilities - 4.8%                                              5,497,374
                                                                                ------------
MEMBERS' CAPITAL - 100.0%                                                       $114,759,040
                                                                                ============

--------------------------------------------------------------------------------
(a) Available frequency of withdrawal after initial lock-up period. Other liquidity restrictions may apply.

(b) As of September 30, 2009, this underlying investment fund has notified the Fund of certain restrictions on liquidity, such as, suspended redemptions or other implemented restrictions on liquidity. See Note 5.

(c) All or a portion of this Portfolio Fund is held in side pockets, which have restricted liquidity. See Note 5.

(d)   Represents annualized 7-day yield at September 30, 2009.

Detailed information about the Portfolio Funds is not available. The percentage shown for each investment strategy reflects the value in total category as a percentage of members' capital.

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices

Level 2 - Other Significant Observable Inputs

Level 3 - Significant Unobservable Inputs

Investments                  Level 1     Level  2      Level 3         Total
-----------                -----------   --------   ------------   ------------
Portfolio Funds            $        --   $     --   $107,951,347   $107,951,347
Money Market Fund            1,310,319         --             --      1,310,319
                           -----------   --------   ------------   ------------
Total Investments          $ 1,310,319   $     --   $107,951,347   $109,261,666
                           ===========   ========   ============   ============

--------------------------------------------------------------------------------
See notes to financial statements.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

--------------------------------------------------------------------------------
September 30, 2009 (unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

                                                                    Portfolio
Investments in Securities                                             Funds
-------------------------                                         -------------
Balance as of March 31, 2009                                      $ 109,148,754
Realized Gain / (Loss)                                                3,912,137
Change in Unrealized Appreciation / (Depreciation)                    6,134,467
Net Purchases (Sales)                                               (11,244,011)
Transfers In / (Out)                                                         --
                                                                  -------------
Balance as of September 30, 2009                                  $ 107,951,347
                                                                  =============

--------------------------------------------------------------------------------
See notes to financial statements.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL
--------------------------------------------------------------------------------
September 30, 2009 (unaudited)

ASSETS
Investments, at fair value (cost $94,005,529)                     $ 109,261,666
Receivable for Portfolio Funds sold                                   6,098,898
Prepaid assets                                                           73,772
Dividend receivable                                                         355
                                                                  -------------
   TOTAL ASSETS                                                     115,434,691
                                                                  =============
LIABILITIES
Accrued professional fee                                                233,333
Accrued servicing fee                                                   153,761
Management fee payable                                                  139,521
Administration fee payable                                               68,223
Accrued expenses and other liabilities                                   80,813
                                                                  -------------
   TOTAL LIABILITIES                                                    675,651
                                                                  -------------
NET ASSETS                                                        $ 114,759,040
                                                                  =============
MEMBERS' CAPITAL REPRESENTED BY:
Net capital contributions                                         $  99,502,903
Net unrealized appreciation of investments                           15,256,137
                                                                  -------------
                                                                  $ 114,759,040
                                                                  =============

--------------------------------------------------------------------------------
See notes to financial statements.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended September 30, 2009 (unaudited)

INVESTMENT INCOME
   Dividends                                                      $      25,290
   Interest                                                               2,019
                                                                  -------------
   TOTAL INCOME                                                          27,309
                                                                  -------------
EXPENSES
   Management fees                                                      906,664
   Professional fees                                                    341,741
   Investor servicing fees                                              155,782
   Administration fees                                                  149,128
   Board of Managers fees                                                53,171
   Registration fees                                                     45,478
   Insurance                                                             41,853
   Printing                                                              40,145
   Miscellaneous                                                         16,129
                                                                  -------------
   TOTAL EXPENSES                                                     1,750,091
                                                                  -------------

   NET INVESTMENT LOSS                                               (1,722,782)
                                                                  -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments                                      3,912,137
Net change in unrealized appreciation on investments                  6,134,467
                                                                  -------------
Net realized and unrealized gain on investments                      10,046,604
                                                                  -------------

NET INCREASE IN MEMBERS' CAPITAL RESULTING FROM OPERATIONS        $   8,323,822
                                                                  =============

--------------------------------------------------------------------------------
See notes to financial statements.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                                  FOR THE
                                                              SIX MONTHS ENDED     FOR THE YEAR
                                                             SEPTEMBER 30, 2009       ENDED
                                                                (UNAUDITED)       MARCH 31, 2009
                                                             ------------------   --------------
FROM OPERATIONS
   Net investment loss                                       $       (1,722,782)  $   (4,063,063)
   Net realized gain on investments                                   3,912,137        5,846,770
   Net change in unrealized appreciation (depreciation)
     on investments                                                   6,134,467      (28,862,449)
                                                             ------------------   --------------
   Net increase (decrease) in members' capital resulting
     from operations                                                  8,323,822      (27,078,742)
                                                             ------------------   --------------

FROM MEMBERS' CAPITAL TRANSACTIONS
   Members' contributions                                               830,000       26,598,263
   Members' redemptions due to Repurchase Offers (net of
     redemption fees) (Note 1)                                      (22,461,550)     (41,946,761)
                                                             ------------------   --------------
   Net decrease in members' capital from members'
     capital transactions                                           (21,631,550)     (15,348,498)
                                                             ------------------   --------------
   Net decrease in members' capital                                 (13,307,728)     (42,427,240)

CHANGE IN MEMBERS' CAPITAL
   Beginning of Period                                              128,066,768      170,494,008
                                                             ------------------   --------------

   End of Period                                             $      114,759,040   $  128,066,768
                                                             ==================   ==============

--------------------------------------------------------------------------------
See notes to financial statements.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
For the Six Months Ended September 30, 2009 (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations       $    8,323,822

ADJUSTMENTS TO RECONCILE NET INCREASE IN MEMBERS' CAPITAL
   RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING
   ACTIVITIES:
      Net change in unrealized (appreciation) on investments         (6,134,467)
      Net realized gain on investments                               (3,912,137)
      Purchase of investments                                       (42,388,738)
      Proceeds from sale of investments                              54,564,939

    CHANGE IN ASSETS AND LIABILITIES:
      Decrease in receivable for Portfolio Funds sold                 6,081,322
      Decrease in prepaid investments                                 5,000,000
      Decrease in receivable from Affiliate                              71,304
      Increase in prepaid assets                                        (26,147)
      Decrease in dividend receivable                                     5,638
      Decrease in accrued professional fee                               (7,551)
      Decrease in management fee payable                                (24,037)
      Decrease in administration fee payable                            (11,545)
      Increase in accrued servicing fee payable                          70,509
      Increase in accrued expenses and other liabilities                 18,638
                                                                 --------------
         Net cash provided by operating activities                   21,631,550

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from members' contributions (net of
       contributions received in advance)                               830,000
    Members' redemptions due to Repurchase Offer (net of
       redemption fees)                                             (22,461,550)
                                                                 --------------
       Net cash used in financing activities                        (21,631,550)

Net change in cash                                                           --
CASH AT BEGINNING OF PERIOD                                                  --
                                                                 --------------
CASH AT END OF PERIOD                                            $           --
                                                                 ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest                         $           --
                                                                 ==============

--------------------------------------------------------------------------------
See notes to financial statements.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 2009 (unaudited)

NOTE 1. ORGANIZATION

Defenders Multi-Strategy Hedge Fund, LLC (the "Fund"), formerly known as BNY/Ivy Multi-Strategy Hedge Fund LLC, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Delaware limited liability company on September 25, 2002 and commenced operations on April 1, 2003.

Ivy Asset Management LLC (the "Adviser" or "Ivy") is a registered investment adviser with the Securities and Exchange Commission ("SEC") and is a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"). On January 20, 2009, as part of the integration of the asset management businesses of BNY Mellon, The Bank of New York Mellon ("BNYM") transferred the Fund's Investment Management Agreement with BNY Investment Advisors ("BNYIA"), the former investment adviser of the Fund and a division of BNYM, to the Adviser. The Adviser had previously served as the Fund's investment manager, providing day-to-day investment management services to the Fund under an Investment Sub-Advisory Agreement with BNYIA. That agreement was terminated on January 20, 2009 and the Adviser now provides these services under the Fund's Investment Management Agreement. The Adviser is also responsible under the Investment Management Agreement for providing certain administrative and other services to the Fund, which had previously been provided by BNYIA.

The Fund's investment objective is to provide above average capital appreciation with low to moderate volatility of investment returns. The Fund pursues its investment objective by investing primarily in private investment partnerships and other investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that pursue "Equity Investing", "Relative Value", "Credit Investing", "Event Driven" and "Tactical Trading" investment strategies. In allocating the Fund's assets for investment, Ivy focuses on the selection of Portfolio Managers that have achieved above average investment returns through different market cycles, with additional consideration given to those managers that have achieved good performance during adverse market conditions. Ivy is responsible for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager.

Initial and additional subscriptions for Limited Liability Company Interests in the Fund ("Interests") are generally accepted as of the first day of each month, unless otherwise determined by the Fund's Board of Managers (the "Board"). Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. A repurchase fee equal to 1% of the value of an Interest repurchased by the Fund will apply

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION (CONTINUED)

if the repurchase occurs less than one year following the date of the Member's initial investment in the Fund. Repurchase fees, if any, will be retained by the Fund and recorded as an increase to members' capital.

The following is a summary of the Fund's repurchase activity for the six months ended September 30, 2009 and fiscal year 2009:

REPURCHASE VALUE     COMMENCEMENT     EXPIRATION DATE    INTERESTS   REPURCHASE
      DATE          DATE OF OFFER         OF OFFER       PURCHASED      FEES
-----------------  ----------------  -----------------  -----------  ----------
June 30, 2008      May 1, 2008       May 30, 2008       $17,375,538  $       --
December 31, 2008  October 28, 2008  November 26, 2008   24,571,223       2,493
June 30, 2009      May 1, 2009       May 29, 2009        22,461,550       5,915

In general, the Fund will initially pay 95% of the estimated value of the repurchased Interests of Members within one month after the value of repurchased Interests is determined. The remaining amount will be paid out promptly after completion of the Fund's fiscal year end audit.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

The FASB has issued FASB ASC 105 (formerly FASB Statement No. 168), The "FASB Accounting Standards Codification(TM)" and the Hierarchy of Generally Accepted Accounting Principles ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

--------------------------------------------------------------------------------

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of September 30, 2009.

A. INVESTMENT VALUATION

Investments in private investment funds are presented at their fair value. Fair value is defined as the price that would be received on the sale of an investment in an orderly transaction between market participants at the measurement date.

Change in fair value of private investment funds in the accompanying Statement of Operations includes the Fund's proportionate share of interest, dividends, expenses, realized and unrealized gains and losses on security transactions and fees of each Portfolio Fund.

The Fund adopted ASC 820 (formerly know as FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements). ASC 820 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of ASC 820 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

The Fund is subject to provisions of fair value measurements which establish a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are as follows:

o Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

o Level 2 - Inputs other than quoted prices included within Level 1 that are observable for substantially for the full term of the asset or liability, either directly or indirectly, including inputs in markets that are not considered to be active.

o Level 3 - Inputs that are unobservable for the asset or liability.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

--------------------------------------------------------------------------------

A. INVESTMENT VALUATION (CONTINUED)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Although the Fund's investments in private investment funds are exclusively identified as Level 3 securities, the underlying holdings of the private investment funds are comprised of a combination of Level 1, 2 and 3 securities. The following section describes the valuation techniques used by the Fund to measure its investments in private investment funds.

The Investment Funds report the net asset value of the Fund's investment on a periodic basis to the Fund which is not necessarily the fair value of the Fund's investment. ASC 820 requires management to analyze other factors that may cause the fair value to be above or below the net asset value reported by the Investment Fund. In order to obtain confidence in the net asset values of the Fund's investment, the Sub-Investment Adviser performs comprehensive due diligence, including but not limited to, operational due diligence, qualitative and quantitative research, performance tracking, and financial statement and tax review. All of this information enables management to determine a confidence level in an Investment Fund's net asset value. If management is unable to obtain confidence in an Investment Fund's net asset value, management may determine and implement an alternative method of valuation. Fair value determinations are made in accordance with procedures adopted by the Fund's Board of Directors.

A change in the original liquidity terms by a private investment fund by suspending redemptions, employing gates on withdrawal requests, or through other extraordinary actions may be one factor that in the judgment of management is an appropriate cause to discount the reported net asset value. Discounts, if applicable, are determined judgmentally on a case by case basis, taking all relevant factors into account. Additionally, management utilizes a put option pricing model to provide a guideline for discounts to be taken. The model attempts to estimate the value of liquidity rights lost due to a private investment fund suspending or limiting previously expected liquidity terms. The inputs used in the model are: 1) an estimated time of the duration of the suspension of withdrawals; 2) a volatility estimate of the net asset value; and
3) a risk free interest rate.

A summary of the inputs used to value the Fund's investments as of September 30, 2009 is included in the Fund's Schedule of Investments.

B. INCOME RECOGNITION

Prior to March 31, 2008, realized gains and losses from Portfolio Fund withdrawals were recognized on a cost recovery basis. Effective April 1, 2008, realized gains and losses from investment transactions are based on the pro-rata ratio of the market value and cost of the

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

--------------------------------------------------------------------------------

B. INCOME RECOGNITION (CONTINUED)

underlying investment at the date of redemption. Prior year net realized gain/(loss) from investments and net change in unrealized appreciation/depreciation from investments have been reclassified to conform with the current year presentation in the Statement of Changes in Members' Capital. Dividend income is recorded on the accrual basis.

Net profits or net losses of the Fund for each fiscal period are allocated among, and credited to or debited against, the capital accounts of Members as of the last day of each fiscal period in accordance with the Members' respective investment percentages as of the beginning of the period. Net profits or net losses are measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments) and realized gains or losses and income and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests (or portions thereof).

C. INCOME TAXES

The Fund is classified as a partnership for Federal income tax purposes. Accordingly, no provision for the payment of Federal, state or local income tax has been provided by the Fund. Each Member is individually required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

At September 30, 2009, the cost of investments for Federal income tax purposes was estimated to be $94,005,529. Accordingly, accumulated net unrealized appreciation on investments was $15,256,137, consisting of $17,727,787 gross unrealized appreciation and $2,471,650 gross unrealized depreciation.

The Fund is subject to tax provisions that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years 2007, 2008, and 2009 remain open to federal and state audit. As of September 30, 2009, management has evaluated any applications of these provisions to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

D. LIMITATION OF MEMBER LIABILITY

Generally, except as provided under applicable law or under the Fund's registration statement, a Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Subject to applicable law, a Member may be obligated to return to the Fund certain amounts distributed to the Member.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

--------------------------------------------------------------------------------

E. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

F. NEW ACCOUNTING PRONOUNCEMENT

In June 2009, FASB released Statement of Financial Accounting Standard No. 166, Accounting for Transfers of Financial Assets (FAS 166) and Statement of Financial Accounting Standard 167, Amendments to FASB Interpretation No. 46(R) (FAS 167), which change the ways entities account for securitizations and special purpose entities. FAS 166 will require more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a "qualifying special-purpose entity," changes the requirements for derecognizing financial assets, and requires additional disclosures. FAS 167 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The application of FAS 166 and FAS 167 is required for fiscal years beginning after November 15, 2009 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 166 and FAS 167 and their impact on the financial statements has not been determined.

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to the Investment Management Agreement with the Fund, the Adviser is responsible for developing, implementing and supervising the Fund's investment program, subject to the ultimate supervision of, and any policies established by, the Board.

In consideration of services provided by the Adviser, the Fund pays the Adviser a "Management Fee", computed and paid monthly, at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of every month.

BNYM (the "Administrator") provides various administration, fund accounting, member accounting, taxation and investor servicing services to the Fund. In consideration of these services, the Fund pays the Administrator a fee, computed and paid quarterly, in an amount equal to 0.25% of the Fund's net assets per annum and reimburses the Administrator for certain out-of-pocket expenses. Pursuant to the administration agreement with the Fund, the Administrator may appoint sub-administrators to provide these services to the Fund.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

--------------------------------------------------------------------------------

NOTE 3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

BNYM also serves as the custodian of the Fund's assets. Custodian fees are included in the 0.25% administration fees referred to above.

MBSC Securities Corporation (the "Distributor"), an affiliate of the Adviser, acts as the principal distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered to investors meeting all qualifications for investment in the Fund. Interests are offered through the Distributor and other brokers, dealers and certain financial institutions that have entered into selling agreements with the Distributor ("Selling Agents").

The Distributor and Selling Agents may, in their discretion, impose a placement fee in connection with sales of Interests (the "Placement Fee") of up to 3% of the amount of an investor's investment in Interests. The Placement Fee will be determined as a percentage of an investor's investment amount and will not constitute an investment made by the investor in the Fund. The Placement Fees charged by the Distributor and Selling Agents may vary, and the Distributor and Selling Agents may reduce or waive the Placement Fees as they may determine.

The Adviser (or one of its affiliates) may make one-time payments from its own resources to brokers and dealers of up to 1% of the value of Interests sold by them. In addition, the Adviser (or one of its affiliates) may make ongoing payments to the Distributor or Selling Agents from its own resources in an amount up to 0.90% per annum of the aggregate value of Interests held by Members that are customers of those Selling Agents.

The Fund pays a quarterly fee (the "Investor Servicing Fee") to the Distributor to reimburse it for payments made to Selling Agents and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers ("Investor Service Providers"). This fee will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the average monthly aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of each month (before any repurchases of Interests); or (ii) the Distributor's actual payments to the Investor Service Provider.

Each Manager of the Board receives an annual retainer of $10,000 plus a fee for each meeting attended. The Chairman of the Board and Audit Committee Chairperson receive an additional $1,500 to the annual retainer. All Managers are reimbursed by the Fund for all reasonable out-of-pocket expenses.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

--------------------------------------------------------------------------------

NOTE 4. PORTFOLIO TRANSACTIONS

Aggregate purchases and sales of investments (excluding short-term investments) for the period ended September 30, 2009, amounted to $12,542,166 and $23,786,177, respectively.

NOTE 5. PORTFOLIO FUND INVESTMENTS

The Fund invests in Portfolio Funds, none of which are related parties, that are managed by Portfolio Managers that pursue Equity Investing, Relative Value, Credit Investing, Event Driven and Tactical Trading investment strategies. Portfolio Funds are investment funds typically organized as limited partnerships that do not publicly offer their securities and are not required to register under the 1940 Act. The typical Portfolio Fund has flexibility as to the type of securities it may own, the types of trading strategies it may employ and the amount of leverage it may use.

The investment programs used by the Portfolio Managers may employ a variety of sophisticated investment techniques that include, among others, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures, investments in distressed securities (including low-grade bonds) and convertible hedging. The Fund's risk of loss in Portfolio Funds is generally limited to the value of its investments in Portfolio Funds as reported by the Fund.

The agreements related to Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1% to 3% (per annum) of net assets and performance incentive fees or allocations of 15%-30% of net profits earned. The Portfolio Funds provide for periodic withdrawals of capital. However, with respect to certain Portfolio Funds, there are lockup provisions of up to three years from the date of the Fund's initial investment and there may be other restrictions on withdrawal rights that limit the Fund's ability to withdraw capital from the Portfolio Funds. At September 30, 2009, there were no portfolios that had lock-ups extending beyond one year from September 30, 2009. Other liquidity restrictions may also apply. For example, Portfolio Managers of the Portfolio Funds may limit aggregate withdrawals as of any withdrawal date to a percentage of aggregate partners' capital of the Portfolio Funds, pursuant to applicable partnership agreements of the Portfolio Funds. As of September 30, 2009, five Portfolio Funds implemented such restriction. Additional information about the Portfolio Funds is included on the Schedule of Investments.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

--------------------------------------------------------------------------------

NOTE 5. PORTFOLIO FUND INVESTMENTS (CONTINUED)

Some of the Portfolio Funds may hold a portion of their assets in "side pockets", which are sub-funds within the Portfolio Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Portfolio Fund, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket. At September 30, 2009, approximately 2.39% of the Fund's capital was invested in side pockets maintained by the Portfolio Funds.

NOTE 6. BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund, including any borrowings on behalf of portfolio accounts established by the Fund to enable a Portfolio Manager to manage a portion of the Fund's assets, are subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by the Fund for investment purposes (a practice known as "leverage") involve certain risks. Any such borrowings by the Fund are made solely for portfolio accounts and are not principal investment strategies of the Fund.

The Fund's line of credit with Deutsche Bank, established to secure a source of funds for temporary liquidity purposes, ended at June 30, 2009. There were no borrowings by the Fund during the period ended September 30, 2009.

Portfolio Funds that are not registered investment companies are not subject to the 300% asset coverage requirement referred to above.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

--------------------------------------------------------------------------------

NOTE 7. FINANCIAL HIGHLIGHTS

The following represents the ratios to average Members' capital and other supplemental information for the period:

                                      Six Months
                                        Ended
                                  September 30, 2009    Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                      (unaudited)     March 31, 2009  March 31, 2008  March 31, 2007  March 31, 2006  March 31, 2005
                                  ------------------  --------------  --------------  --------------  --------------  --------------
Net assets, end of period (000)       $114,759           $128,067        $170,494        $177,129       $159,757        $130,861
Ratio of net investment loss to
  average Members' capital               (2.82)%(a)         (2.56)%         (2.29)%         (2.32)%        (2.50)%         (2.59)%
Ratio of expenses to average
  Members' capital (b)                    2.87%(a)           2.72%           2.56%           2.48%          2.57%           2.60%
Total Return                              7.11%            (15.34)%          0.56%           7.22%         13.51%(c)        5.10%
Portfolio turnover rate                     11%                29%             21%             26%            26%             25%

--------------------------------------------------------------------------------
(a)   Annualized.

(b) Ratios do not reflect the Fund's proportionate share of the income, expenses, performance fees or allocations of the Portfolio Funds.

(c) For the fiscal year ended March 31, 2006, 0.10% of the Fund's total return consisted of a payment by an affiliate. Excluding this item, the total return would have been 13.41%.

Net investment loss ratio, expenses to average Member's capital ratio and total return are calculated for the Members as a whole. An individual Member's return may vary from this return based on the timing of capital transactions.

NOTE 8. SUBSEQUENT EVENTS

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 30, 2009, the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2009. However, the following are details relating to subsequent events that have occurred since September 30, 2009 through November 30, 2009.

On November 10, 2009, the Fund offered to repurchase up to $35,000,000 of Fund Interests from Members at their estimated net asset value as of December 31, 2009. The offer is scheduled to expire by its terms on December 9, 2009. The Fund initially will pay out 95% of the estimated value of the repurchased Interests. The remaining amount will be paid out promptly after completion of the Fund's March 31, 2010 fiscal year end audit.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

--------------------------------------------------------------------------------

NOTE 8. SUBSEQUENT EVENTS (CONTINUED)

At an upcoming meeting, the Board of Managers of the Fund will consider a proposal that the Fund take the steps necessary to change its federal tax status and be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended. The proposed change in the taxation of the Fund would enable the Fund to report tax information to Members annually on Form 1099 (rather than on Schedule K-1, as is now the case). There is no guarantee that the proposal will be approved or that the Fund will in fact meet the requirements for conversion.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

MANAGERS AND OFFICERS
--------------------------------------------------------------------------------

The following table lists the Fund's managers and officers; their ages, addresses and years of birth; their position(s) with the Fund; the length of time holding such position(s) with the Fund; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the period ended September 30, 2009. For more information about the Fund's managers, please call toll free 1-877-257-0004 to receive a copy of the Fund's Statement of Additional Information.

---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT MANAGERS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER
                                                                                          OF           OTHER
                                            TERM OF                                   PORTFOLIOS    DIRECTORSHIPS      MANAGER
                                            OFFICE                                      IN FUND        HELD BY       REMUNERATION
                                              AND                                       COMPLEX        MANAGER         (PERIOD
                                           LENGTH OF                                   OVERSEEN        OUTSIDE          ENDED
NAME (AGE), POSITION(S) WITH FUND,           TIME         PRINCIPAL OCCUPATION(S)         BY            FUND        SEPTEMBER 30,
ADDRESS AND YEAR OF BIRTH                   SERVED          DURING PAST 5 YEARS         MANAGER        COMPLEX          2009)
---------------------------------------------------------------------------------------------------------------------------------
Robert Bowen (72), Manager                  Term -     Retired; formerly Executive         2            None            $8,500
c/o Defenders Multi-Strategy Hedge Fund   Indefinite   Vice President, Callan
One Wall Street                            Length -    Associates, 1993-2001
New York, NY 10286                          Since
1937                                        2004
---------------------------------------------------------------------------------------------------------------------------------
Robert J. Dwyer (66), Manager               Term -     Retired; Advisory Director          2        Mas-Tec Inc.        $8,500
c/o Defenders Multi-Strategy Hedge Fund   Indefinite   of Morgan Stanley & Co. and                    (communi-
One Wall Street                            Length -    President of Dwyer Family                       cations
New York, NY 10286                          Since      Foundation; formerly                         and utilities
1943                                        2005       Executive Vice President of                 infrastructure
                                                       Morgan Stanley Dean Witter                    contractor)
---------------------------------------------------------------------------------------------------------------------------------
Carla Diane Hunter (55), Manager and        Term -     Chief Operating Officer,            2            None           $10,000
Chair of Audit Committee                  Indefinite   Weizmann Global Endowment
c/o Defenders Multi-Strategy Hedge Fund    Length -    Trust, since 2002; formerly
One Wall Street                             Since      Director of Investments and
New York, NY 10286                          2003       Treasury, Museum of Modern
1954                                                   Art, New York City, 1997 -
                                                       2002
---------------------------------------------------------------------------------------------------------------------------------
Arthur Williams III (68), Manager           Term -     President and Chief                 2            None            $8,500
c/o Defenders Multi-Strategy Hedge Fund   Indefinite   Investment Officer, Pine
One Wall Street                            Length -    Grove Associates, Inc.,
New York, NY 10286                          Since      since 1994; formerly
1943                                        2003       Director of Retirement Plan
                                                       Investments, McKinsey &
                                                       Company, until 1994
---------------------------------------------------------------------------------------------------------------------------------
Rodney S. Yanker (50), Manager              Term -     Co-Founder and Senior               2            None            $8,500
c/o Defenders Multi-Strategy Hedge Fund   Indefinite   Partner, Alternative Asset
One Wall Street                            Length -    Managers, LP, since 2004;
New York, NY 10286                          Since      Director and Chief
1959                                        2003       Operations Officer,
                                                       Transformation Capital
                                                       Corp., until 2008
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
INTERESTED MANAGER
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER
                                                                                          OF           OTHER
                                            TERM OF                                   PORTFOLIOS    DIRECTORSHIPS      MANAGER
                                            OFFICE                                      IN FUND        HELD BY       REMUNERATION
                                              AND                                       COMPLEX        MANAGER         (PERIOD
                                           LENGTH OF                                   OVERSEEN        OUTSIDE          ENDED
NAME (AGE), POSITION(S) WITH FUND,           TIME         PRINCIPAL OCCUPATION(S)         BY            FUND        SEPTEMBER 30,
ADDRESS AND YEAR OF BIRTH                   SERVED          DURING PAST 5 YEARS         MANAGER        COMPLEX          2009)
---------------------------------------------------------------------------------------------------------------------------------
Newton P.S. Merrill (69), Manager           Term -     Retired; formerly Senior            2            York           $10,000
(Chairman)                                Indefinite   Executive Vice President,                      Enhanced
c/o Defenders Multi-Strategy Hedge Fund    Length -    The Bank of New York,                          Strategy
One Wall Street                             Since      1994-2003; Executive Vice                        Fund
New York, NY 10286                         December    President and Group                              LLC
1939                                        2003       Executive, Bank of Boston,
                                                       1991-1994
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT MANAGERS
---------------------------------------------------------------------------------------------------------------------------------
                                                           TERM OF OFFICE AND
NAME (AGE), ADDRESS AND                 POSITION(S)          LENGTH OF TIME                   PRINCIPAL OCCUPATION(S)
YEAR OF BIRTH                         HELD WITH FUND            SERVED                          DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
David K. Mossman (56)                  President and       Term - Indefinite      Senior Vice President and Director, Investment
BNY Mellon Wealth Management          Chief Executive     Length - Since 2009     Administration, BNY Mellon Wealth Management
One Mellon Center                         Officer                                 (since 1982)
Pittsburgh, PA 15258
1952
---------------------------------------------------------------------------------------------------------------------------------
Steven M. Anderson (44)                Treasurer and       Term - Indefinite      Vice President, BNY Mellon Asset Management
BNY Mellon Asset Management           Chief Financial     Length - Since 2008     (since 2003)
One Boston Place, Suite 024-0242          Officer
Boston, MA 02108
1965
---------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Marlin (44)               Chief Compliance      Term - Indefinite      Managing Director and Chief Compliance Officer,
Ivy Asset Management LLC                  Officer         Length - Since 2008     Ivy Asset Management LLC (since 1998)
One Jericho Plaza
Jericho, NY 11753
1964
---------------------------------------------------------------------------------------------------------------------------------
Lisa Grosswirth (46)                     Secretary         Term - Indefinite      Assistant Vice President, Paralegal, BNY Mellon
The Bank of New York Mellon                               Length - Since 2005     Asset Servicing (since 2004)
101 Barclay Street
New York, NY 10296
1963
---------------------------------------------------------------------------------------------------------------------------------

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

INFORMATION ABOUT THE ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

The investment management agreement ("Advisory Agreement") between Defenders Multi-Strategy Hedge Fund, LLC (the "Fund") and Ivy Asset Management LLC (the "Adviser") may be continued in effect from year to year subject to the approval by: (i) the Fund's Board of Managers (the "Board"); or (ii) the vote of a majority (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Managers who are not "interested persons" (as defined by the 1940 Act) of the Fund (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval.

At a meeting of the Board held on May 19 and 20, 2009, the Managers approved the continuation of the Advisory Agreement for an additional year.

In considering whether to renew the Advisory Agreement, the Managers reviewed various written materials from the Adviser and counsel to the Fund, including:
(i) information concerning the services rendered to the Fund by the Adviser and the fees paid by the Fund to the Adviser; (ii) information concerning the individuals responsible for the day-to-day management of the Fund's assets; and
(iii) a summary of the legal duties of the Board under the 1940 Act. The Managers evaluated: (i) the nature, extent and quality of services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of services provided and the profits realized by the Adviser from its relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of investors.

The Board noted that, on January 20, 2009, as part of the integration of the asset management businesses of The Bank of New York Mellon Corporation, the former investment adviser to the Fund ("BNYIA"), transferred the Advisory Agreement to the Adviser. The Board further noted that: (i) the Adviser had previously served as the Fund's sub-investment manager, providing day-to-day investment management services under an Investment Sub-Advisory Agreement with BNYIA, which agreement was terminated on January 20, 2009; and (ii) the Adviser now provides these services under the Advisory Agreement.

In considering the nature, extent and quality of services that the Adviser provides to the Fund, the Managers reviewed the structure and capabilities of the Adviser, including the qualifications of key personnel, and technology and operational capabilities that support the services provided to the Fund. The Managers concluded that the Fund benefits from the services provided by the Adviser, and in particular, considered the Adviser's research and portfolio management capabilities, as well as its accounting and compliance infrastructure. The Managers noted their overall satisfaction with the nature, quality and extent of services provided by the Adviser and concluded that the Fund was receiving all services required from the Adviser under the Advisory Agreement, and that these services were of high quality.

DEFENDERS MULTI-STRATEGY HEDGE FUND, LLC

--------------------------------------------------------------------------------

The Managers also considered the price paid for advisory services, including information on fees and expenses of the Fund contained in the materials provided to the Managers. They reviewed the advisory fee and expense ratio of the Fund, as well as the advisory fees and expense ratios of other similar registered funds of hedge funds and other similar private investment funds managed by the Adviser. In this regard, the Managers concluded that the fees and expenses of the Fund are within the range of those of similar funds and accounts.

The Managers compared the investment performance of the Fund with the investment performance of a peer group of similarly managed registered funds of hedge funds for the one-, two- and three-year periods ended December 31, 2008. They also compared the Fund's investment performance against the HFRI Fund of Funds Composite Index ("HFRI Index") and the HFRX Equal Weighted Strategies Index ("HFRX Index") for the same periods. Based on the materials provided to the Managers, the Board found that the Fund outperformed both the HFRI Index and the HFRX Index for the one- and two-year periods. The Board found that for the three-year period, the Fund had underperformed the HFRI Index, but outperformed the HFRX Index. The Board found that for the one- and two-year periods, the Fund had outperformed its peer group median returns for those periods but underperformed its peer group median return for the three-year period. Based on this review, the Managers concluded that the Fund's overall returns were satisfactory.

The Managers also considered the profitability realized by the Adviser, relying principally on information relating to the costs and profitability of the Adviser and its affiliates from their relationships with the Fund for the last three completed calendar years (the "Profitability Analysis"). After reviewing the information contained in the Profitability Analysis, the Managers determined that the profitability percentage indicated therein was not so disproportionately large as to bear no reasonable relationship to the services rendered and also determined that, given the overall performance of the Fund and service levels, profitability to the Adviser was not excessive. With regard to economies of scale, the Managers noted that economies of scale are realized when a fund's assets increase significantly. The Managers concluded that, although the Fund's net assets have grown since its inception, the current size of the Fund, as well as recent trends in the level of its assets and in profitability, do not support fee reductions based on economies of scale at this time.

Based on the information provided to the Managers and the considerations and conclusions described above, the Board, including a majority of the Independent Managers, determined that: (i) it is appropriate that the Adviser continue to provide services to the Fund; (ii) the fee paid by the Fund for these services is fair and reasonable; and (iii) it is in the best interests of the Fund to renew the Advisory Agreement for an additional one-year period.

A description of the Fund's proxy voting policies and procedures is available, without charge and upon request, by calling the Defenders Multi-Strategy Hedge Fund, LLC Services Division at (877) 470-9122 or accessing the Securities and Exchange Commission's ("Commission") website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling the Defenders Multi-Strategy Hedge Fund, LLC Services Division at (877) 470-9122; or (ii) accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The Fund is available to investors who have a personal net worth (or joint net worth with their spouse) of more than $1.5 million or that meet certain other qualification requirements.

Interests in the Fund are not transferable; however liquidity may be available through repurchase offers made at the discretion of the Board of Managers of the Fund.

FOR MORE COMPLETE INFORMATION INCLUDING CHARGES, EXPENSES AND ONGOING FEES, PLEASE CALL (877) 470-9122 TO RECEIVE A PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION ("SAI"). READ THE PROSPECTUS AND SAI CAREFULLY BEFORE INVESTING OR SENDING MONEY.

As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objectives. The prospectus contains a more complete description of the risks associated with the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Fund's prospectus.

The Fund is distributed by MBSC Securities Corporation, a wholly-owned subsidiary of The Bank of New York Mellon Corporation. Ivy Asset Management LLC, as adviser, receives compensation for providing advisory and other services to the Fund.

--------------------------------------------------------------------------------
NOT FDIC, STATE OR                   MAY LOSE           NO BANK, STATE OR
FEDERAL AGENCY INSURED               VALUE              FEDERAL AGENCY GUARANTEE
--------------------------------------------------------------------------------

                           [ASSET MANAGEMENT LLC LOGO]

IMS -9-09

ITEM 2.  CODE OF ETHICS.

         Not applicable to this semi-annual filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable to this semi-annual filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable to this semi-annual filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to the Registrant.

ITEM 6.  INVESTMENTS

         (a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Investors filed under
              Item 1 of this Form N-CSR.

         (b)  Not applicable to this semi-annual filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to this semi-annual filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         There have been no material changes to the procedures by which members may recommend nominees to the Registrant's board of managers, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
         Schedule 14A, or this Item 10 of Form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date" as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant's initial fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

         (a)(1)  Not applicable to this semi-annual filing.

         (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 12(a)(2)

         (b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 12(b).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Defenders Multi-Strategy Hedge Fund, LLC

By (Signature and Title):  /s/ DAVID K. MOSSMAN
                           --------------------
                           David K. Mossman, President and Chief Executive
                           Officer

                           Date:  December 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title):  /s/ DAVID K. MOSSMAN
                           --------------------
                           David K. Mossman, President and Chief Executive
                           Officer

                           Date:  December 8, 2009

By (Signature and Title):  /s/ STEVEN M. ANDERSON
                           ----------------------
                           Steven M. Anderson, Treasurer and Chief Financial Officer

                           Date:  December 8, 2009